EXHIBIT 99.1

News Release

Contact: Tito L. Lima Treasurer (814) 765-9621 FOR IMMEDIATE RELEASE

CNB Financial Corporation and ESSA Bancorp, Inc. Receive Bank Regulatory Approvals for Merger
CLEARFIELD, Pa. and STROUDSBURG, Pa., June 30, 2025 – CNB Financial Corporation (“CNB”) (NASDAQ: CCNE) and ESSA Bancorp Inc. (“ESSA”) (NASDAQ: ESSA) are pleased to announce that they have received the necessary bank regulatory approvals to complete the proposed merger (the “Merger”) of ESSA with and into CNB and ESSA Bank & Trust (“ESSA Bank”) with and into CNB Bank (“CNB Bank”). The Federal Deposit Insurance Corporation and the Pennsylvania Department of Banking and Securities approved the merger of ESSA Bank with and into CNB Bank, and CNB received a waiver from the Federal Reserve Bank of Philadelphia for any application with respect to the merger of ESSA with and into CNB.
“We are pleased to have received the required bank regulatory approvals or waivers to move forward with the Merger,” said Michael D. Peduzzi, President and Chief Executive Officer of CNB. “This marks an exciting milestone as we bring together two strong institutions with shared values and a commitment to client-focused services and great experiences for all of our stakeholders. We look forward to welcoming ESSA customers, employees, and shareholders to CNB. Together, we will expand our reach, enhance our capabilities and efficiencies, and better meet the needs of the communities we serve.”
“We are excited to move ahead with our proposed merger with CNB,” commented Gary Olson, President and Chief Executive Officer of ESSA and ESSA Bank. He added, “Joining the CNB family will benefit our customers and communities as they will continue to be served by a combined organization that upholds our shared culture and values, maintains our relationship-focused approach, and offers an elevated suite of financial products and services.”
On January 9, 2025, CNB, CNB Bank, ESSA and ESSA Bank entered into an Agreement and Plan of Merger pursuant to which ESSA will merge with and into CNB in an all-stock transaction, and immediately after, ESSA Bank will merge with and into CNB Bank. The Merger is expected to close on July 23, 2025, pending customary closing conditions.
About CNB Financial Corporation
CNB Financial Corporation is a financial holding company with consolidated assets of approximately $6.3 billion. CNB Financial Corporation conducts business primarily through its principal subsidiary, CNB Bank. CNB Bank is a full-service bank engaging in a full range of banking activities and services, including trust and wealth management services, for individual, business, governmental, and institutional customers. CNB Bank operations include a private banking division, one loan production office, one drive-up office, one mobile office, and 55 full-service offices in Pennsylvania, Ohio, New York, and Virginia. CNB Bank, headquartered in Clearfield, Pennsylvania, with offices in Central and North Central Pennsylvania, serves as the multi-brand parent to various divisions. These divisions include ERIEBANK, based in Erie, Pennsylvania, with offices in Northwest Pennsylvania and Northeast Ohio; FCBank, based in Worthington, Ohio, with offices in Central Ohio; BankOnBuffalo, based in Buffalo, New York, with offices in Western New York; Ridge View Bank, based in Roanoke, Virginia, with offices in the Southwest Virginia region; and Impressia Bank, a division focused on banking opportunities for women, which operates in CNB Bank’s primary market areas. Additional information about CNB Financial Corporation may be found at www.CNBBank.bank.

About ESSA Bancorp, Inc.
ESSA Bancorp, Inc. is the holding company for its wholly owned subsidiary, ESSA Bank & Trust, which was formed in 1916. The company has total assets of $2.2 billion. Headquartered in Stroudsburg, Pennsylvania, the company has two regional offices in Allentown and Radnor, and operates 19 community offices throughout the greater Pocono, Lehigh Valley, Scranton/Wilkes-Barre, and suburban Philadelphia areas. ESSA Bank & Trust offers a full range of commercial and retail financial services, asset management and trust services, investment services through Ameriprise Financial Institutions Group and insurance benefit services through ESSA Advisory Services, LLC. ESSA Bancorp Inc. stock trades on the NASDAQ Global Market (SM) under the symbol "ESSA".
Forward-Looking Statements
This communication contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about CNB  and ESSA and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding CNB’s or ESSA’s future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to CNB or ESSA, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.
Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (i) CNB’s and ESSA’s ability to complete the proposed merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to satisfaction of other closing conditions to consummate the proposed merger; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed merger; (iii) risks related to diverting the attention of management from ongoing business operations; (iv) failure to realize the expected benefits of the proposed merger; (v) significant transaction costs and/or unknown or inestimable liabilities; (vi) the risk of shareholder litigation in connection with the proposed merger, including resulting expense or delay; (vii) the risk that ESSA’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; (viii) risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed merger; (ix) the effect of the announcement of the proposed merger on the ability of CNB and ESSA to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (x) risks related to the market value of the CNB common stock to be issued in the proposed merger; (xi) other risks related to the completion of the proposed merger and actions related thereto; (xii) the dilution caused by CNB’s issuance of additional shares of its capital stock in connection with the proposed merger; (xiii) national, international, regional and local economic and political climates and conditions; (xiv) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (xv) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in CNB’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, in ESSA’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024 and in subsequent filings CNB and ESSA make with the Securities and Exchange Commission (“SEC”).
Forward-looking statements speak only as of the date they are made. CNB and ESSA do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.